UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2023

CNH INDUSTRIAL N.V.

(Exact name of registrant as specified in its charter)

Netherlands	001-36085	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 St. James’s Street, London, SW1A 1HA, United Kingdom	N/A
(Address of principal executive offices)	(Zip Code)

+44 2079 251964

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value €0.01	CNHI	New York Stock Exchange [1]
4.50% Notes due 2023	CNHI23	New York Stock Exchange
3.850% Notes due 2027	CNHI27	New York Stock Exchange

1   In addition to the New York Stock Exchange, CNHI common shares are listed on the Euronext Milan, the regulated market of Borsa Italiana, in Italy.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

On March 2, 2023, CNH Industrial N.V. (the “Company”) made available to its shareholders the agenda and explanatory materials for the 2023 Annual General Meeting of Shareholders (“AGM”), which will be held on April 14, 2023 in Amsterdam, The Netherlands. The AGM notice, explanatory materials and forms of proxy cards are each attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

On March 2, 2023 the Company issued a press release in connection with the publication of the AGM notice and explanatory materials. A copy of the press release is furnished as Exhibit 99.4 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including the Exhibits 99.1, 99.2, 99.3 and 99.4 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 99.1	CNH Industrial N.V. Notice of the Annual General Meeting of Shareholders to be held on April 14, 2023

Exhibit 99.2	CNH Industrial N.V. Annual General Meeting of Shareholders April 14, 2023 Agenda and Explanatory Materials

Exhibit 99.3	2022 Annual General Meeting of Shareholders Proxy Cards

Exhibit 99.4	Press release, dated March 2, 2023, “CNH Industrial N.V. publishes agenda for the 2023 Annual General Meeting”

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNH INDUSTRIAL N.V.

	By:	/s/ Roberto Russo
	Name:	Roberto Russo
	Title:	Chief Legal and Compliance Officer

Date: March 3, 2023